SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2009

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2009, Steel Dynamics, Inc. filed Articles of Amendment with the Indiana Secretary of State, effective June 2, 2009,  for the purpose of amending Article IV of its Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 400 million to 900 million shares.

The Articles of Amendment are attached hereto as Exhibit 3.1d to this report.

Item 9.01                                             Financial Statements and Exhibits

(d)  The following exhibit is included with this report:

Exhibit No.	Exhibit Description

3.1d	June 2, 2009 Articles of Amendment to Article IV of the Amended and Restated Articles of Incorporation of Steel Dynamics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler

Date: June 3, 2009	By:	Theresa E. Wagler
	Title:	Executive Vice President